                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )
                                                     --------

Filed by the Registrant / X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/   /     Preliminary Proxy Statement            /  /  Confidential, for Use of
                                                       the Commission Only

/ X /     Definitive Proxy Statement                  (as permitted by Rule
                                                       14a-6(e)(2))

/ X /     Definitive Additional Materials

/  /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Harrington Financial Group, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        Harrington Financial Group, Inc.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): (previously paid by wire transfer)

/ X  /    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2), or Item 22(a)(2) of  Schedule 14A.

/   /     $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).

/  /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          (1)  Title of each class of securities to which transaction applies:

               ------------------------

          (2)  Aggregate number of securities to which transactions applies:

               -------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:
                                                                ---------------

          (5)  Total fee paid:
                                ------------------------------------------------

          Fee paid previously with preliminary materials.

- -------------------------------------------------------------------------------
/   /     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount previously paid:
                                        ----------------------------------------

          (2)  Form, schedule or registration statement no.:
                                                              -----------------

          (3)  Filing party:
                              --------------------------------------------------
          (4)  Date filed:
                              -------------------------------------------------

                                     [LOGO]
                        HARRINGTON FINANCIAL GROUP, INC.

                                                              September 25, 1996


Dear Stockholder:

     You are cordially invited to attend the first Annual Meeting of Stockholders of Harrington Financial Group, Inc. The meeting will be held at the Westin Hotel, located at 50 South Capitol Avenue, Indianapolis, Indiana 46204, on Wednesday, October 23, 1996 at 2:00 p.m., Eastern Standard Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Harrington Financial Group, Inc. are sincerely appreciated.

                              Sincerely,


                              /s/ Douglas T. Breeden
                              Douglas T. Breeden
                              Chairman of the Board


                              /s/ Craig J. Cerny
                              Craig J. Cerny
                              President

                        HARRINGTON FINANCIAL GROUP, INC.
                                  722 PROMENADE
                            RICHMOND, INDIANA  47375
                                 (317) 962-8531

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 23, 1996
                           --------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Harrington Financial Group, Inc. (the "Company") will be held at the Westin Hotel located at 50 South Capitol Avenue, Indianapolis, Indiana 46204, on Wednesday, October 23, 1996 at 2:00 p.m., Eastern Standard Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three (3) directors for a three-year term or until their successors are elected and qualified;

     (2) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 1997; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed September 6, 1996 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Debra L. Dugan
                                       Debra L. Dugan
                                       Corporate Secretary
Richmond, Indiana
September 25, 1996


- --------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  IT IS IMPORTANT THAT
YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  EVEN IF YOU PLAN
TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED
PROXY PROMPTLY IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THE MEETING, YOU MAY
VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
- --------------------------------------------------------------------------------

                        HARRINGTON FINANCIAL GROUP, INC.
                            -------------------------

                                 PROXY STATEMENT
                            -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 23, 1996

     This Proxy Statement is furnished to holders of common stock, $0.125 par value per share ("Common Stock"), of Harrington Financial Group, Inc. (the "Company"), the Indiana-chartered registered thrift holding company for Harrington Bank, FSB (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Westin Hotel located at 50 South Capitol Avenue, Indianapolis, Indiana 46204, on Wednesday, October 23, 1996 at 2:00 p.m., Eastern Standard Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 25, 1996.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR the nominees for director described herein, FOR ratification of the appointment of Deloitte & Touche LLP for fiscal 1997 and upon the transaction of such other business as may properly come before the meeting in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Secretary, Harrington Financial Group, Inc., 722 Promenade, Richmond, Indiana 47375); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                     VOTING

     Only stockholders of record at the close of business on September 6, 1996 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 3,256,738 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Abstentions will not be counted as votes cast, and accordingly will have no effect on the voting of this proposal. Under rules of the New York Stock Exchange, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The Amended and Restated Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as nearly equal in number as possible, and that members of each class of directors are to be elected for a term of three years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

     No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption, and each of the nominees currently serve as a director of the Company.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following tables present information concerning the nominees for director of the Company and each director whose term continues.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 1999



                                                                  Director
             Name                           Age(1)                 Since
- -----------------------------------     -------------         ----------------
Craig J. Cerny                               41                       1988
William F. Quinn, C.F.A.                     32                       1991
Stanley J. Kon                               47                       1994

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.


             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                       DIRECTORS WHOSE TERM EXPIRE IN 1997


                                                                 Director
             Name                           Age(1)                Since
- -----------------------------------     -------------         ----------------

Douglas T. Breeden                           45                       1988
Gerald J. Madigan                            42                       1988
Stephen A. Eason, C.F.A.                     39                       1991
Daniel C. Dektar                             37                       1996

                      DIRECTORS WHOSE TERMS EXPIRE IN 1998

                                                                    Director
             Name                           Age(1)                    Since
- -----------------------------------     -------------         ----------------

Michael J. Giarla                            38                       1988
Lawrence E. Golaszewski, C.P.A.              37                       1991
David F. Harper, C.P.A.                      53                       1995
John J. McConnell                            50                       1995

- -------------------------

(1)  As of September 6, 1996.

     Information concerning the principal position with the Company and the Bank and principal occupation of each nominee for director and members of the Board continuing in office during the past five years is set forth below.

     CRAIG J. CERNY. Mr. Cerny has been the President of the Company and the Chairman of the Board and Chief Executive Officer of the Bank since February 1992. Prior thereto, Mr. Cerny was the Company's Executive Vice President since 1988. Mr. Cerny has been the Bank's President since July 1994. Mr. Cerny currently serves as the Chairman of the Board and Chief Executive Officer of Harrington West Financial Group, Inc. ("HWFG") and as a director of its wholly owned subsidiary, Los Padres Savings Bank, F.S.B. ("LPSB"). Mr. Cerny is a Principal, Executive Vice President and Director of Smith Breeden Associates, Inc. ("Smith Breeden") where he has been employed since April 1985. Mr. Cerny is active in Smith Breeden's bank consulting and investment advisory practice. He holds a Master of Business Administration in Finance from Arizona State University, where he graduated with distinction. Mr. Cerny earned a Bachelor of Science in Finance from Arizona State University and was a member of the Honors Convocation.

     WILLIAM F. QUINN, JR., C.F.A. Mr. Quinn has been an Executive Vice President of the Company since March 1992 and serves on the Bank's Investment Committee, where he participates in the determination of the Bank's investment strategies. Mr. Quinn is a Vice President and Principal of Smith Breeden where he has been employed since June 1986. Mr. Quinn is in charge of Smith Breeden's client services group, where he provides investment and risk management advice to a number of institutional clients. He is actively involved in the formulation and implementation of investment and risk management policies and procedures as well as clients' strategic plans and business plans. Mr. Quinn holds a Master of Science in Management with Concentrations in Finance, MIS and System Dynamics from the Sloan School of Management, Massachusetts Institute of Technology. He earned a Bachelor of Science in Management Science from the Massachusetts Institute of Technology.

     STANLEY J. KON. Dr. Kon has served as Professor of Finance at the University of Michigan since 1987 and has been on the faculty of that institution since 1982. He also serves on the Advisory Board of the Mitsui Life Financial Research Center and has served as a director of two financial institutions. Dr. Kon currently serves as a director of HWFG and its wholly-owned subsidiary, LPSB. Dr. Kon holds a Ph.D. in Finance from the State University of New York at Buffalo, and a Master of Business Administration in Finance and Economics from St. John's University. He received his undergraduate degree in chemical engineering from the Lowell Technological Institute.

     DOUGLAS T. BREEDEN. Dr. Breeden is currently the Chairman of the Board of the Company and is Chairman of the Board, President and Chief Executive Officer of Smith Breeden, which he co-founded in June 1982. He is a Research Professor of Finance at Duke University's Fuqua School of Business, where he has been on the faculty since 1985. Dr. Breeden has also served on business school faculties at Stanford University and the

University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. He is the Editor of the JOURNAL OF FIXED INCOME. Dr. Breeden has served as Associate Editor for five journals in financial economics, and was elected to the Board of Directors of the American Finance Association. He holds a Ph.D. in Finance from the Stanford University Graduate School of Business, and a B.S. in Management Science from the Massachusetts Institute of Technology. Dr. Breeden also serves as a director of Roosevelt Financial Group, St. Louis, Missouri, a $9 billion thrift institution. Dr. Breeden also serves as Chairman of the Board of the Smith Breeden Mutual Funds.

     GERALD J. MADIGAN. Mr. Madigan is an Executive Vice President and Director of Smith Breeden where he has been employed since 1984. He is a Senior Portfolio manager dealing with both pension and financial institution accounts. Mr. Madigan founded the Smith Breeden Mutual Funds in 1992 and served as President of the Smith Breeden Mutual Funds from 1992 through 1994. Mr. Madigan served as the President of the Company from its incorporation in March 1988 until February 1992. Mr. Madigan also served as the Bank's Vice Chairman from November 1988 until February 1990, its Chairman from February 1990 until February 1992 and its President and Chief Executive Officer from January 1989 until February 1992. Mr. Madigan holds a Master of Business Administration, Concentration in Finance with Distinction (from the Honors Program) from Indiana University. He earned a Bachelor of Science in Accounting with High Distinction from Indiana University.

     STEPHEN A. EASON, C.F.A. Mr. Eason is an Executive Vice President and Director of Smith Breeden where he has been employed since April 1988. Mr. Eason manages Smith Breeden's Dallas office and is director of the firm's discretionary separate account management business. He holds a Master of Business Administration with Concentration in Finance from The Wharton School, Graduate Division, University of Pennsylvania. Mr. Eason earned a Bachelor of Science in Business Administration, Finance and Banking, from the University of Arkansas, where he graduated with Highest Honors.

     DANIEL C. DEKTAR. Mr. Dektar is a Director, Principal and Executive Vice President of Smith Breeden where he has been employed since August 1986. He serves as a liaison among the trading, client service, and research groups to ensure accurate analysis and timely execution of trading opportunities. Mr. Dektar manages mortgage portfolios for the Smith Breeden Family of Mutual Funds and is a Vice President of several of the funds. Mr. Dektar consults institutional clients in the areas of investments and risk management. He holds a Master of Business Administration from Stanford University Graduate School of Business. Mr. Dektar received a Bachelor of Science in Business Administration, SUMMA CUM LAUDE, from the University of California at Berkeley, where he was a University of California Regent's Scholar.

     MICHAEL J. GIARLA. Mr. Giarla is an Executive Vice President, Chief Operating Officer and Director of Smith Breeden where he has been employed since July 1985. He also serves as President of the Smith Breeden Mutual Funds. Formerly Smith Breeden's

Director of Research, he was involved in research and programming, particularly in the development and implementation of models to evaluate and hedge mortgage securities. Mr. Giarla holds a Master of Business Administration with Concentration in Finance from the Stanford University Graduate School of Business. He earned a Bachelor of Arts in Statistics, SUMMA CUM LAUDE, from Harvard University.

     LAWRENCE E. GOLASZEWSKI, C.P.A. Mr. Golaszewski is an independent financial consultant. He served as Vice President and Principal of Smith Breeden where he was employed from July 1987 until December 1995. At Smith Breeden, Mr. Golaszewski was actively involved in the analysis, trading and hedging of complex mortgage securities. Mr. Golaszewski has particular expertise in the analysis and evaluation of mortgage banking operations, including the formulation of models for evaluating excess mortgage servicing, pipeline hedging, and pipeline fallout rates. Mr. Golaszewski holds a Master of Business Administration with Specialization in Finance from University of Chicago Graduate School of Business. He holds a Bachelor of Science in Finance/Accounting, SUMMA CUM LAUDE, from the State University of New York at Buffalo, where he won the New York State Regents Scholarship.

     DAVID F. HARPER, C.P.A. Mr. Harper has been a Vice President of Harris Harper Counsel, Inc., an investment advisory firm located in Richmond, Indiana, since January 1991. Mr. Harper also has maintained a public accounting practice since October 1990. He previously was a Partner in the Indiana C.P.A. Firm of Geo. S. Olive & Co. from October 1978 to October 1990. Mr. Harper has served as a director of the Bank since 1991. He holds a Bachelor of Business Administration in Accounting, MAGNA CUM LAUDE, from the University of Cincinnati.

     JOHN J. MCCONNELL. Dr. McConnell is the Emanuel T. Weiler Distinguished Professor of Management and the Director of Doctoral Programs and Research at the Krannert School of Management, Purdue University, and has served in that capacity since 1989. He has been a professor of Finance at that institution since 1983. Dr. McConnell currently serves as a director of HWFG and its wholly-owned subsidiary, LPSB. He served on the Board of Directors of the Federal Home Loan Bank of Indianapolis from 1983 to 1986 and has done consulting work for various government agencies, trade associations and corporations. He has authored numerous publications on topics related to financial services and general finance. Dr. McConnell holds a Ph.D. in Finance from Purdue University and a Master of Business Administration in Finance and Accounting from the University of Pittsburgh. He received his undergraduate degree in Economics from Dennison University.

STOCKHOLDER NOMINATIONS

     Article III, Section 14 of the Company's Amended and Restated Bylaws ("Bylaws") governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the nominating committee of the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 90 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual
meeting of stockholders of the Company.      Each written notice of a
stockholder nomination shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE COMPANY AND THE BANK

     Regular meetings of the Board of Directors of the Company are held as necessary. During the year ended June 30, 1996, the Board of Directors of the Company held five meetings and acted by unanimous consent in lieu of a meeting on five occasions. No incumbent director attended fewer than 75% of the aggregate of the total number of Board meetings held during his tenure in office during the last fiscal year or the total number of all meetings held by committees of the Board on which he served during such year. The Board of Directors of the Company has established the following committees:

     The Audit Committee of the Company recommends independent auditors to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors. The Audit Committee, which is comprised of Messrs. Harper, Kon and Golaszewski, was newly formed by the Company's Board in February 1996 and did not meet during fiscal 1996. The previous Audit Committee of the Bank met four times during fiscal 1996.

     The Nominating Committee of the Company makes director nominations for service on the Board of Directors. The Nominating Committee members are Messrs. Breeden, Giarla and McConnell. The Nominating Committee was newly formed by the Company's Board in July 1996 and did not meet during fiscal 1996. The Nominating Committee nominated the directors who are standing for election at the Annual Meeting in July 1996.

     The Compensation Plan Committee of the Company administers the stock benefit plans of the Company. The Committee, which is comprised of Messrs. Breeden, Giarla and

McConnell, was newly formed by the Company's Board in February 1996 and did not meet during fiscal 1996.

     The Executive Committee of the Company is empowered to act on behalf of the Company's Board of Directors when the Board is not in session. The Executive Committee members are Messrs. Breeden, Giarla, Cerny, McConnell, Kon and Harper. The Executive Committee was newly formed by the Company's Board in August 1996 and did not meet during fiscal 1996.

     The Executive Committee of the Bank reviews the compensation of senior executive officers and recommends to the Board adjustments in such compensation based on a number of factors, including the profitability of the Bank. See "Executive Compensation - Compensation Committee Interlocks and Insider Participation." The Executive Committee is also empowered to act on behalf of the Bank's Board of Directors when the Board is not in session. Messrs. Cerny, Kon and McConnell comprise the Executive Committee, which met two times during fiscal 1996.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Set forth below is information concerning the executive officers of the Company and the Bank who do not serve on the Board of Directors of the Company. All executive officers are elected by the Board of Directors and serve until their successors are elected and qualified. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

     CATHERINE A. HABSCHMIDT, C.P.A. Ms. Habschmidt is Chief Financial Officer and Treasurer of the Company and Senior Vice President, Chief Financial Officer and Secretary of the Bank. Ms. Habschmidt became Chief Financial Officer and Treasurer of the Company in November 1995. Ms. Habschmidt has served as the Bank's Chief Financial Officer since 1989, and as Senior Vice President and Secretary since 1994. Prior thereto, she served as Controller of the Bank since 1987 and was employed by a public accounting firm from 1985 to 1987. Ms. Habschmidt holds a Master of Science in Accounting from Ball State University where she received the Outstanding Graduate Student Award. She holds a Bachelor of Arts in Mathematics from Earlham College where she was elected to Phi Beta Kappa.

     JAMES C. STAPLETON. Mr. Stapleton has been Executive Vice President and Chief Operating Officer of the Bank since June 1992. From August 1989 to June 1992, Mr. Stapleton served as the Bank's Compliance Officer. Prior thereto, Mr. Stapleton was a Loan Officer for the Bank from 1986 through July 1989 and served in various management positions for the Richmond Palladium - Item newspaper from 1976 to 1986.

     DANIEL H. HAGLUND. Mr. Haglund has been Chief Investment Officer and Treasurer of the Bank since June 1994 and Senior Vice President since October 1995. From September 1988 to June 1994, Mr. Haglund served as Portfolio Manager for Hemet Federal Savings and Loan Association, Hemet, California. Mr. Haglund holds a Master of Business Administration in Finance from Indiana University and a Bachelor of Arts in Psychology from Alma College.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                               BY CERTAIN PERSONS

     The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by the directors of the Company and all directors and executive officers of the Company and the Bank as a group. Other than with respect to certain directors of the Company as set forth below, the Company was not aware of any other person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was the beneficial owner of more than 5% of the issued and outstanding Common Stock.


                                                    Common Stock
                                                 Beneficially Owned as of
   Name of Beneficial Owner                       September 6, 1996(1)
- ---------------------------------------      -----------------------------------
                                                   No.                %
                                             ----------------   ---------------
  Craig J. Cerny                                245,760(2)           7.55%
  Douglas T. Breeden                          1,363,790(3)          41.88
  William F. Quinn, C.F.A.                       77,540(4)           2.38
  Gerald J. Madigan                              55,040              1.69
  Michael J. Giarla                             194,399(5)           5.97
  Stephen A. Eason, C.F.A.                      120,706(6)           3.71
  Daniel C. Dektar                                56,928             1.75
  Lawrence E. Golaszewski, C.P.A.                 62,064             1.91
  David F. Harper, C.P.A.                         10,092                *
  Stanley J. Kon                                  9,924(7)              *
  John J. McConnell                               3,092(8)              *

All directors and executive officers          2,224,815(9)          68.31%
of the Company and the Bank
as a group (15 persons)


                                                   (FOOTNOTES ON FOLLOWING PAGE)

- -------------------------

*    Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the Exchange Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.

(2) Includes 6,000 shares held by a profit sharing plan maintained by Smith Breeden.

(3) Includes 10,000 shares held by Dr. Breeden's spouse and 4,000 shares held by Dr. Breeden's spouse as custodian for their children.

(4) Includes 6,300 shares held by a profit sharing plan maintained by Smith Breeden.

(5) Includes 30,347 shares held by a profit sharing plan maintained by Smith Breeden, 9,393 shares held by Mr. Giarla as custodian for his child, and 3,899 shares held by Mr. Giarla's spouse in her Individual Retirement Account.

(6) Includes 18,000 shares held by a profit sharing plan maintained by Smith Breeden.

(7)  Includes 3,536 shares held by Dr. Kon as custodian for his children.

(8)  Includes 3,092 shares held jointly with Dr. McConnell's spouse.

(9) Does not include an aggregate of 12,000 shares held by the Harrington Financial Group, Inc. Employee Stock Ownership Plan Trust ("Trust") established pursuant to the Harrington Financial Group, Inc. Employee Stock Ownership Plan ("ESOP"). As of the Voting Record Date, no shares held in the Trust had been allocated to the accounts of participating employees. Unallocated shares held in the ESOP will be voted by the ESOP trustees, Craig J. Cerny, Catherine A. Habschmidt and James C. Stapleton ("Trustees"), in accordance with their fiduciary duties as Trustees. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. by certain dates. The Company believes that in the fiscal year ended June 30, 1996, all of these filing requirements were satisfied by its directors and executive officers. In making the foregoing statements, the Company has relied on representations of its directors and executive officers and copies of the reports that they have filed with the SEC. The Company knows of no person, other than Douglas T. Breeden, the Company's Chairman of the Board, who owns 10% or more of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table includes individual compensation information with respect to the President of the Company and the Bank (who serves as the Chief Executive Officer), who is the only officer of the Company and its subsidiaries whose total compensation exceeded $100,000 for services rendered in all capacities during the two fiscal years ended June 30, 1996.



                                                                            Long-Term
                                                                          Compensation              All Other
                                              Annual Compensation             Awards               Compensation(3)
    Name and               Fiscal           -----------------------      -----------------        -----------------
Principal Position         Year              Salary(1)      Bonus         Number of Options
- -------------------      -----------         ----------   ----------      ------------------
Craig J. Cerny,             1996              $145,833      $56,250               --                   $ 8,511
President                   1995                73,077       35,000            16,000(2)                11,058



- ----------------------
(1) Does not include amounts attributable to miscellaneous benefits received by Mr. Cerny. The costs to the Company of providing such benefits to Mr. Cerny during the indicated period did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported.

(2) Adjusted to take into consideration a four-for-one stock split with respect to the Common Stock effective in October 1994 and a two-for-one stock split effective in October 1995. Consists of stock options granted in August 1994, which options were exercised in December 1995.

(3) Comprised of $9,000 and $6,000 of Bank director fees and $3,453 and $5,058 in contributions pursuant to the Bank's Profit Sharing Plan in fiscal 1996 and 1995, respectively. See "- Benefits - Profit Sharing Plan."

     No options were granted to the executive officer named in the Summary Compensation Table during the year ended June 30, 1996.

     The following table sets forth, with respect to the executive officer named in the Summary Compensation Table, information with respect to the aggregate amount of options exercised during the last fiscal year, any value realized thereon, the number of unexercised options at the end of the fiscal year (exercisable and unexercisable) and the value with respect thereto under specified assumptions.



                        Shares                                                                Value of Unexercised
                      Acquired on      Value             Number of Unexercised             in the Money Options at
    Name              Exercise        Realized           Options at Fiscal Year                June 30, 1995
 ------------------  -------------  -----------      ---------------------------------   -----------------------------
                                                      Exercisable       Unexercisable     Exercisable   Unexercisable
                                                     ------------       --------------   -------------   -------------
Craig J. Cerny          16,000          -- (1)             --             16,000(2)          --            $48,000(3)



- ----------------------


(1) The options were considered out-of-the-money at the time of exercise (on December 29, 1995) based on the book value of the common stock.

(2) Exercisable between December 15, 1997 and January 15, 1998 at $7.50 per share.

(3) Value is calculated as the difference between the market price of the Company's stock at June 30, 1996 ($10.50) and the $7.50 exercise price.

BOARD FEES

     Directors of the Company who were not affiliated with Smith Breeden received fees of $500 for each meeting attended during fiscal 1996. In addition, directors of the Bank received fees of $500 for each meeting attended from July 1, 1995 to December 31, 1995, and the two directors who did not reside in the Company's market area also received a $500 travel allowance per meeting during that period. Directors (except for the Chief Executive Officer who does not receive committee fees) received fees of $500 for Investment Committee meetings attended, $300 for Audit Committee meetings attended and $100 for Executive Committee meetings attended. Directors were not compensated for attendance at Trust Committee meetings.

     For the period January 1, 1996 to June 30, 1996, all directors of the Bank received fees of $1,000 for each Board meeting attended in person and $500 for each meeting attended by conference call. In addition, beginning January 1, 1996, Bank directors (except for the Chief Executive Officer who does not receive committee fees) received $500 per

Executive Committee meeting, $500 per Investment Committee meeting, $300 per Audit Committee meeting, and $200 per Trust Committee meeting.

BENEFITS

     EMPLOYEE STOCK OWNERSHIP PLAN. The Company maintains the ESOP for employees of the Company and the Bank. Full-time employees of the Company and the Bank who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 21 are eligible to participate in the ESOP.

     In connection with the Company's initial public offering, the Company contributed sufficient funds to the ESOP in order to cause the ESOP to purchase 7,000 shares. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares of Common Stock in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, could be funded through borrowing by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

     Any shares of Common Stock purchased by the ESOP with the proceeds of a loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will vest in their right to receive their account balances within the ESOP at the rate of 20 percent per year. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances, subject to certain tax considerations. Benefits may be payable upon retirement, early retirement, disability or separation from service.

     The ESOP is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the regulations of the Internal Revenue Service and the Department of Labor thereunder.

     STOCK OPTION PLAN. The Board of Directors of the Company maintains the Stock Option Plan, which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company, reward key employees for outstanding performance and the attainment of targeted goals, and retain qualified directors for the Company and the Bank. The Stock Option Plan was approved by the Company's stockholders in March 1996. An amount of Common Stock equal to 126,500 shares (10% of the shares of Common Stock sold in the Offering) has been authorized under the Stock Option Plan, which may be filled by authorized but unissued shares, treasury shares or shares purchased by the Company on the open market or from private sources. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards are available for grant to directors and key employees of the Company and any subsidiaries, except that directors will not be eligible to receive incentive stock options.

     The Stock Option Plan is administered and interpreted by a committee of the Board of Directors ("Committee") which is "disinterested" pursuant to applicable regulations under the federal securities laws. Unless sooner terminated, the Stock Option Plan will be in effect for a period of ten years from the adoption by the Board of Directors. Under the Stock Option Plan, the Committee will determine which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of all stock options shall be required to be at least equal to the fair market value of a share of Common Stock on the date the option is granted.

     Stock options shall become vested and exercisable in the manner specified by the Committee at the rate of 20% per year, beginning one year from the date of grant. Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until ten years after its date of grant or three months after the date on which the optionee's employment terminates, unless extended by the Committee to a period not to exceed one year from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. Stock options are non-transferable except by will or the laws of descent and distribution.

     Under the Stock Option Plan, the Committee will be authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

     Options granted to directors of the Company and the Bank under the Stock Option Plan are awarded under a formula pursuant to which non-employee directors of the Company and the Bank received 1,000 and 500 shares, respectively, upon commencement of the Company's initial public offering and will receive a similar amount on each annual anniversary thereafter for as long as shares remain available. An aggregate of 60,000 shares of Common Stock are available for non-employee directors of the Company and the Bank under the Stock Option Plan. Such stock options to directors will be vested and exercisable under the same terms as options granted by the Committee to officers and employees.

     All unvested options are accelerated in the event of retirement under the Bank's normal retirement policies or a change in control of the Company, as defined in the Stock Option Plan. In addition, if an optionee dies or terminates service due to disability, while serving as an employee or non-employee director, all unvested options are accelerated. Under such circumstances, the optionee or, as the case may be, the optionee's executors, administrators, legatees or distributees, shall have the right to exercise all unexercised options during the twelve-month period following termination due to disability, retirement or death, provided no option will be exercisable within six months after the date of grant or more than ten years from the date it was granted.

     In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of the Common Stock outstanding.

     The Company has previously awarded options on a periodic basis without a specific option plan. At June 30, 1996, the Company had granted stock options to directors and officers of the Company and the Bank and certain other affiliates of Smith Breeden to purchase an aggregate of 143,200 shares of Common Stock at $7.50 per share, which are exercisable between December 15, 1997 and January 15, 1998.

     PROFIT SHARING PLAN. On July 1, 1990, the Bank adopted the Financial Institutions Thrift Plan ("Profit Sharing Plan"), which is a tax-qualified defined contribution plan. All employees are eligible to participate in the Profit Sharing Plan on the first day of the month following the employee's date of employment. Under the Profit Sharing Plan, a separate account is established for each participating employee and the Bank may make discretionary contributions to the Profit Sharing Plan which are allocated to the participants' accounts. Participants vest in employer discretionary contributions over a six year period. Distributions from the Profit Sharing Plan are made upon termination of service, death or disability in a lump sum. The normal retirement age under the plan is age 65.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     Under applicable federal law, loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

     The Bank's policy provides that all loans made by the Bank to its directors and officers are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The Bank's policy provides that such loans may not involve more than the normal risk of collectibility or present other unfavorable features. As of June 30, 1996, mortgage and consumer loans to employees in excess of $60,000 aggregated $73,599 or 0.3% of the
Company's consolidated stockholders' equity as of such date.   All such loans
were made by the Bank in accordance with the aforementioned policy.

     The Bank entered into an Investment Advisory Agreement with Smith Breeden dated as of April 1, 1992, as amended on March 1, 1995. Under the terms of the agreement, the Bank appointed Smith Breeden as investment advisor with respect to the management of the Bank's portfolio of investments and its asset and liability management strategies (the "Account"). Specifically, Smith Breeden advises and consults with the Bank with respect to its investment activities, including the acquisition of mortgage-backed securities, the use of repurchase agreement transactions in funding and the acquisition of certain hedging instruments to reduce the interest rate risk of the Account's investments.
Under the Agreement, Smith Breeden, as agent and attorney-in-fact with respect to the Account, may (i) buy, sell, exchange and otherwise trade in mortgage-backed securities or other investments, and (ii) arrange for necessary placement of orders, execution of transactions, purchases, sales and conveyances with or through such brokers, dealers, issuers or other persons as Smith Breeden may select, subject to the approval of the Bank, and establish the price and trade conditions, including brokerage commissions. For its services, Smith Breeden receives a monthly fee which is based on the Bank's total consolidated assets plus unsettled purchases of securities and minus unsettled sales of securities. Smith Breeden received fees of $232,000, $194,000 and $183,000 during fiscal 1996, 1995 and 1994, respectively, under such agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Committee of the Bank's Board of Directors reviews the compensation of senior executive officers and recommends to the Board adjustments in such compensation. During fiscal 1996, the members of the Executive Committee were Messrs. Cerny, Kon and McConnell. Mr. Cerny does not participate in the Committee's consideration of his own compensation.

     The Compensation Plan Committee of the Company administers the stock benefit plans of the Company. The Compensation Plan Committee is comprised of Messrs. Breeden (Chairman), Giarla and McConnell. Mr. Cerny, the President of the Company, serves as a director of Smith Breeden, whose President and Chief Executive Officer, Mr. Breeden, serves on the Compensation Plan Committee of the Company.

     The report of the Executive Committee with respect to compensation for the President and all other executive officers for the fiscal year ended June 30, 1996 is set forth below:

     REPORT OF THE EXECUTIVE COMMITTEE WITH RESPECT TO COMPENSATION

     For most of fiscal year 1996, the Executive Committee of the Bank's Board of Directors was responsible for administering compensation matters relating to the Bank's senior officers. This Committee, in consultation with the Company's Board of Directors, administered compensation matters with respect to the Chief Executive Officer. In February 1996, a Compensation Plan Committee of the Company's Board of Directors, including Dr. John J. McConnell, Dr. Douglas T. Breeden, and Mr. Michael J. Giarla, was formed to administrate the Company's Stock Option Plan.

     The purpose of the Committee is to assist the Board of Directors of the Company, the Bank, and its subsidiaries in attracting and retaining qualified, competent management, motivating executives to achieve a range of performance goals consistent with a business plan approved by the Board of Directors, and insuring that proposed compensation and benefit programs are reasonable and consistent with industry standards, management performance, and shareholder interests.

     The Committee considers the following criteria in annual performance reviews prior to making a recommendation to the Board with regard to the compensation of the Chief Executive Officer and other executive officers of the Company and the Bank:

     1. The overall financial performance of the Company and the Bank during the fiscal year under consideration, relative to stated management objectives and financial goals and budgets.

     2. Individual as well as combined measures of progress of the Company and the Bank including the quality of the loan portfolio, execution of retail expansion programs, interest rate risk and investment management, deposit and loan growth, operating efficiency, personnel development and training and other objectives as may be established by management and the Board of Directors.

     3.   The Office of Thrift Supervision's CRA and CAMEL ratings.

     4. The performance of the Chief Executive Officer relative to management, leadership, professional involvement, maintenance of corporate stature, and enhancing the image of the Bank in its market place.

     5. The compensation and benefit levels of comparable positions to peer group institutions within the financial services industry.

     The compensation recommendations of the Committee include a base salary, with the possibility of bonus and stock option components, if the Executive's performance is judged to warrant such compensation.

     The base compensation of Craig J. Cerny, Chief Executive Officer, was established at $150,000 on August 1, 1995. Mr. Cerny's compensation level was determined with regard to the aforementioned criteria, which included an examination of the executive compensation survey for savings institutions as published by America's Community Bankers for the Midwest and other regions. In addition, Mr. Cerny was paid bonuses totalling $56,250 based on his performance and the performance of the Company. Mr. Cerny does not participate in the review of his compensation.

     With respect to the Bank's other executive officers, the Committee considered salary and bonus recommendations prepared by the Chief Executive Officer to establish 1996 compensation. The salary adjustment recommendation and bonus were based on the individual's and the Company's overall performance in the past year as well as an analysis of competitive compensation levels necessary to maintain and attract quality personnel.


                                             Craig J. Cerny
                                             Stanley J. Kon
                                             John J. McConnell

     PERFORMANCE GRAPH

     The following graph compares the cumulative total returns for the Common Stock of the Company, the Nasdaq Financial Index and the Nasdaq Composite Index since the Company's initial public offering in May 1996.


[GRAPH]

TOTAL RETURN ANALYSIS
                                                   5/7/96           6/28/96
- ------------------------------------------------------------------------------
Harrington Financial Group, Inc.              $    100.00     $     105.00
- -------------------------------------------------------------------------------
NASDAQ Financial                              $    100.00     $     102.73
- -------------------------------------------------------------------------------
NASDAQ Composite                              $    100.00     $     100.24
- -------------------------------------------------------------------------------
Source: Carl Thompson Associates www.ctaonline.com (303)494-5472. Data from Bloomberg Financial Markets

     The above graph represents $100 invested in the Company's initial public offering of Common Stock on May 7, 1996 at $10.00 per share. The Common Stock commenced trading on the Nasdaq Stock Market on May 7, 1996.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Deloitte & Touche LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     Following completion of the audit on the Consolidated Financial Statements of the Company for the year ended June 30, 1994, the Company dismissed Geo. S. Olive & Co. LLC, independent certified public accountants, and engaged Deloitte & Touche LLP, effective June 29, 1995. The change in accountants was recommended by the Board of Directors of the Company. For the fiscal years ended June 30, 1994 and 1993, the independent auditor's reports with respect to the Company's consolidated financial statements neither contained an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit-scope or accounting principles. For the fiscal years ended June 30, 1994 and 1993 and up to the date of the discontinuation of services of Geo. S. Olive & Co. LLC, there were no disagreements with Geo. S. Olive & Co. LLC, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Geo. S. Olive & Co. LLC, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. During that period, the Company did not consult with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any other matter that would be required to be reported herein.

     The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Deloitte & Touche LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.

                              STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 1997, must be received at the principal executive offices of the Company, 722 Promenade, Richmond, Indiana 47375, Attention: Corporate

Secretary, no later than May 28, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article II, Section 13 of the Company's Amended and Restated Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than 90 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any financial interest of the stockholder in such business.


                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1996 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1996 REQUIRED TO BE FILED UNDER THE 1934 ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO CATHERINE A. HABSCHMIDT, C.P.A., CHIEF FINANCIAL OFFICER AND TREASURER, HARRINGTON FINANCIAL GROUP, INC., 722 PROMENADE, RICHMOND, INDIANA 47375. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

     Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY


                        HARRINGTON FINANCIAL GROUP, INC.


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARRINGTON FINANCIAL GROUP, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 1996 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of September 6, 1996, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Westin Hotel located at 50 South Capitol Avenue, Indianapolis, Indiana, on Wednesday, October 23, 1996 at 2:00 p.m., Eastern Standard Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS

Nominees for a three-year term:    Craig J. Cerny, William F. Quinn, C.F.A. and
                                   Stanley J. Kon


         /  /  FOR                 /  /   WITHHOLD
                                          AUTHORITY


     NOTE: To withhold authority to vote for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not struck.


2. PROPOSAL to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 1997.

     /  /   FOR                       /  /  AGAINST            /  / ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                                  Dated:
                                         --------------------------------------


                                  ---------------------------------------------
                                                Signature of Shareholder


                                   --------------------------------------------
                                                Signature of Shareholder


                           NOTE: PLEASE SIGN THIS EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.